Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 307,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	47,001.70
Total Offset Amount	0.00
Net Fee	$ 47,001.70
Final Prospectus	false